Exhibit 99.1

Bunge Limited Completes Sale of
Brazilian Fertilizer Nutrients Assets to Vale

White Plains, NY – May 27, 2010 – Bunge Limited (Bunge) (NYSE: BG) today announced that it has successfully completed the previously announced sale of its Brazilian fertilizer nutrients assets in Brazil to Vale S.A. (Vale) (NYSE: VALE), including its 42.3% interest in Fertilizantes Fosfatados S.A. (Fosfertil). Net proceeds after taxes, transaction fees and expenses are approximately $3.5 billion, subject to certain post-closing adjustments.

Alberto Weisser, Bunge’s Chairman and Chief Executive Officer stated, “We’re pleased to have successfully concluded the sale of our Brazilian nutrients assets, allowing us to realize the significant value we built in this business over the years. Proceeds from the transaction provide us with the financial flexibility to redeploy capital for growth and improve our financial profile. In the near term, we’ll use approximately $1.5 billion to pay down a portion of our debt and will continue to focus on other opportunities to enhance shareholder value.”

About Bunge Limited

Bunge Limited (www.bunge.com, NYSE: BG) is a leading global agribusiness and food company with approximately 32,000 employees in more than 30 countries. Bunge buys, sells, stores and transports oilseeds and grains to serve customers worldwide; processes oilseeds to make protein meal for animal feed and edible oil products for commercial customers and consumers; produces sugar and ethanol from sugarcane; mills wheat and corn to make ingredients used by food companies; and sells fertilizer in North and South America. Founded in 1818, the company is headquartered in White Plains, New York.

Cautionary Statement Concerning Forward-Looking Statements

This press release contains both historical and forward-looking statements. All statements, other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including any statements related to the intended use of proceeds from the sale of our fertilizer nutrients assets. These forward-looking statements are not based on historical facts, but rather reflect our current expectations and projections about our future results, performance, prospects and opportunities. We have tried to identify these forward-looking statements by using words including “may,” “will,” “should,” “could,” “expect,” “anticipate,” “believe,” “plan,” “intend,” “estimate,” “continue” and similar expressions. These forward-looking statements are subject to a number of risks, uncertainties and other factors that could cause our actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. The following important factors, among others, could affect our business and financial performance: industry conditions, including fluctuations in supply, demand and prices for agricultural commodities and other raw materials and products used in our business, fluctuations in energy and freight costs and competitive developments in our industries; the effects of weather conditions and the outbreak of crop and animal disease on our business; global and regional agricultural, economic, financial and commodities market, political, social and health conditions; the outcome of pending regulatory and legal proceedings; our ability to complete, integrate and benefit from acquisitions, including the transaction discussed herein, dispositions, joint ventures and strategic alliances; changes in government policies, laws and regulations affecting our business, including agricultural and trade policies, tax regulations and biofuels legislation; and other factors affecting our business generally. The forward-looking statements included in this release are made only as of the date of this release, and except as otherwise required by federal securities law, we do not have any obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances.